FORM 10f-3

                              THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                    UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP)

2.    Issuer: Allstate Corp - 020002AV3

3.    Date of Purchase: 5/3/07

4.    Underwriter from whom purchased: J.P. Morgan Securities Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: PNC Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      5.2mm (500mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      50mm (500mm)

8.    Purchase price (net of fees and expenses): $99.829

9.    Date offering commenced: 5/3/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   --

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities,                                              [X]   [ ]

                                                                     YES   NO
                                                                     ---   --

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or
            before the fourth day preceding the day on which the
            rights offering terminated.                              [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]


Approved: Derek Schoenhofen                                        Date: 5/22/07
          -----------------                                              -------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Enhanced Government Fund, Inc. (EGF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Allstate Corp - 020002AU5

3.    Date of Purchase: 5/3/07

4.    Underwriter from whom purchased: Goldman Sachs

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: PNC Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      35mm (500mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      50mm (500mm)

8.    Purchase price (net of fees and expenses): $99.619

9.    Date offering commenced: 5/3/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   --

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or
            before the fourth day preceding the day on which the
            rights offering terminated.                              [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Dan Chen                                                  Date: 5/4/07
          --------                                                        ------

                                                                     YES   NO
                                                                     ---   --

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or
            before the fourth day preceding the day on which the
            rights offering terminated.                              [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Dan Chen                                                  Date: 5/4/07
          --------                                                        ------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP)

2.    Issuer: Comcast

3.    Date of Purchase: 5/3/07

4.    Underwriter from whom purchased: Citigroup Global Markets, Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.J.B. Hilliard, W.L. Lyons, Inc.

6.    Aggregate principal amount of purchased (out of total offering):
      $11.25mm ($550mm) - 450,000 shares (22,000,000 shares)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      $75mm ($550mm) - 3,000,000 shares (22,000,000 shares)

8.    Purchase price (net of fees and expenses): $25

9.    Date offering commenced: 5/3/07

10.   Offering price at end of first day on which any sales were made: $25

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   --

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

                                                                     YES   NO
                                                                     ---   --

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to
            existing security holders of the Issuer) or, if a
            rights offering, the securities were purchased on or
            before the fourth day preceding the day on which the
            rights offering terminated.                              [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a
            result of BlackRock's participation in the offering?     [X]   [ ]


Approved: Dan Chen                                                  Date: 5/4/07
          --------                                                        ------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Huntington Capital

3.    Date of Purchase: 5/7/07

4.    Underwriter from whom purchased: Goldman, Sachs & Co.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      10mm (250mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      10mm (250mm)

8.    Purchase price (net of fees and expenses): $99.726

9.    Date offering commenced: 5/7/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   --

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or
            before the fourth day preceding the day on which the
            rights offering terminated.                              [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Dan Chen                                                 Date: 5/21/07
          --------                                                       -------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Nationwide Financial Services

3.    Date of Purchase: 5/14/07

4.    Underwriter from whom purchased: Morgan Stanley & Co. Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      40mm (400mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      40mm (400mm)

8.    Purchase price (net of fees and expenses): $99.848

9.    Date offering commenced: 5/14/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   --

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                     [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Dan Chen                                                 Date: 5/16/07
          --------                                                       -------

                                 FORM 10f-3 THE

                                 BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Standard Chartered Bank

3.    Date of Purchase: 5/22/07

4.    Underwriter from whom purchased: JP MORGAN SECURITIES INC.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch & Co

6.    Aggregate principal amount of purchased (out of total offering):
      20mm (750mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      20mm (750mm)

8.    Purchase price (net of fees and expenses): $100

9.    Date offering commenced: 5/22/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                   YES   NO
                                                                      ----  ---

      a.    The Securities are part of an issue registered under the
            Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                               [X]   [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering securities.                                      [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.      [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                   [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                            [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?             [X]   [ ]

Approved: Dan Chen                                                  Date: 6/4/07
          --------                                                        ------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Credit Agricole

3.    Date of Purchase: 5/23/07

4.    Underwriter from whom purchased: CITIGROUP GLOBAL MARKETS INC.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      $79,000,000 out of $1,500,000,000 total offering

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      $100,000,000 out of $1,500,000,000 total offering

8.    Purchase price (net of fees and expenses): $ 100

9.    Date offering commenced: 5/23/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                   YES   NO
                                                                      ---   ---

      a. The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                               [X]   [ ]

                                                                      YES   NO
                                                                      ----  ----

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                      [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.      [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                   [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                            [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?             [X]   [ ]

Approved: Dan Chen                                                  Date: 6/4/07
          --------                                                        ------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Webster Capital Trust IV

3.    Date of Purchase: 6/13/07

4.    Underwriter from whom purchased: Lehman Brothers Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      10mm (200mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      10mm (200mm)

8.    Purchase price (net of fees and expenses): $99.672

9.    Date offering commenced: 6/13/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   --
      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or
            before the fourth day preceding the day on which the
            rights offering terminated.                              [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Dan Chen                                                 Date: 6/25/07
          --------                                                       -------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: BNP

3.    Date of Purchase: 6/18/07

4.    Underwriter from whom purchased: BNP Paribas Securities Corporation

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      32mm (1.1B)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      40mm (1.1B)

8.    Purchase price (net of fees and expenses): $100

9.    Date offering commenced: 6/18/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   --
      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or
            before the fourth day preceding the day on which the
            rights offering terminated.                              [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Dan Chen                                                 Date: 6/25/07
          --------                                                       -------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Northern Rock

3.    Date of Purchase: 6/18/07

4.    Underwriter from whom purchased: Lehman Brothers Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      28.75mm (650mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      40mm (650mm)

8.    Purchase price (net of fees and expenses): $100

9.    Date offering commenced: 6/18/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   --
      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or
            before the fourth day preceding the day on which the
            rights offering terminated.                              [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Dan Chen                                                 Date: 6/25/07
          --------                                                       -------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: EQ/Long Term Bond Portfolio (AXA-LTB),
AXA Premier VIP Core Bond Portfolio (AXA-VIP), BlackRock Balanced Capital Portfolio (FI) (Ins - Series) (BCS_F), BlackRock Core Bond Trust (BHK), BlackRock Income Opportunity Trust (BNA-USD), BlackRock Preferred Opportunity Trust (BPP), BlackRock Total Return Portfolio II (BR-CORE), BlackRock Total Return Portfolio (BR-COREPL), BlackRock Intermediate Bond Portfolio II (BR-INT), BlackRock Managed Income Portfolio (BR-MINC), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Bond V.I. Fund (Ins - Var Ser) (BVA-BF), BlackRock Bond Portfolio (Ins - Series) (BVA-TR), BlackRock Balanced Capital VI Fund (FI) (BVI_F), Diversified Investment Advisors Core Bond Fund (DIA-CORE), Hirtle Callaghan & Co. Fixed Income II Portfolio(HCIIX), Metropolitan Series BlackRock Bond Income Portfolio (MET-BI), Metropolitan Series BlackRock Diversified Portfolio (Core Bond) (METD_B), Master Aggregate Bond Index Series of the Quantitative Master Series Trust (MF-LBAG), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY), UBS PACE Intermediate Fixed Income Investments (UBS-PACE), BlackRock Asset Allocation Portfolio (Fixed Income) (BR_AA_FI), Master Core Bond Portfolio of Master Bond Trust (MF-BOND)

2.    Issuer: The Progressive Corporation

3.    Date of Purchase: 6/18/07

4.    Underwriter from whom purchased: Goldman Sachs & Co.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      $60,750,000 out of $1,000,000,000

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): $105,000,000 out of $1,000,000,000

8.    Purchase price (net of fees and expenses): $99.729

9.    Date offering commenced: 6/18/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or
            before the fourth day preceding the day on which the
            rights offering terminated.                              [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Dan Chen                                                 Date: 6/29/07
          --------                                                       -------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Balanced Capital Portfolio - Ins-Series (BCS_F), BlackRock Income Opportunity Trust (BNA-USD), BlackRock Preferred Opportunity Trust (BPP), BlackRock Total Return Portfolio (BR-COREPL), BlackRock Asset Allocation Portfolio - Fixed Income (BR_AA_FI), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Balanced Capital VI Fund (BVI_F), Master Core Bond Portfolio of Master Bond Trust (MF-BOND)

2.    Issuer: CMS Energy

3.    Date of Purchase: 6/20/07

4.    Underwriter from whom purchased: Deutsche Bank Securities Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      14.545mm (250mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      25mm (250mm)

8.    Purchase price (net of fees and expenses): $99.742

9.    Date offering commenced: 6/20/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or
            before the fourth day preceding the day on which the
            rights offering terminated.                              [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of predecessors).  [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Dan Chen                                                 Date: 6/25/07
          --------                                                       -------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: AXA Multimanager Core Bond Portfolio
(AXA- VIP), BlaclcRock Bond Allocation Target Shares: Series C Portfolio (BATSC), BlackRock Balanced Capital Portfolio (FI) (Ins-Series) (BCS_F), BlackRock Core Bond Trust (BHK), BlackRock Income Opportunity Trust (BNA-USD), BlackRock Preferred Opportunity Trust (BPP), BlackRock Managed Income Portfolio (BR-MINC), BlackRock Asset Allocation Portfolio (Fixed Income) (BR_AA_FI), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Bond V.I. Fund (Ins - Var Ser) (BVA-BF), Metropolitan Series BlackRock Diversified Portfolio (Core Bond) (METD_B), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Royal Bank of Scotland (cusip 780097AU5)

3.    Date of Purchase: 9/26/07

4.    Underwriter from whom purchased: RBS Greenwich Capital

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      33mm (1.5B)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      100mm (1.5B)

8.    Purchase price (net of fees and expenses): $ 100

9.    Date offering commenced: 9/26/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---
      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which
            is being offered to the public, OR are Eligible Municipal Securities, OR are securities sold in an Eligible Foreign
            Offering OR are securities sold in an Eligible Rule 144A
            Offering OR part of an issue of government
            securities.                                              [x]   [ ]

                                                                     YES   NO
                                                                     ---   ---
      b.    The securities were purchased prior to the
            end of the first day on which any sales
            were made, at a price that was not more
            than the price paid by each other
            purchaser of securities in that offering
            or in any concurrent offering of the
            securities (except, in the case of an
            Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted
            to existing security holders of the
            Issuer) OR, if a rights offering, the
            securities were purchased on or before the
            fourth day preceding the day on which the
            rights offering terminated.                              [x]   [ ]

      c.    The underwriting was a firm commitment
            underwriting.                                            [x]   [ ]

      d.    The commission, spread or profit was
            reasonable and fair in relation to that
            being received by others for underwriting
            similar securities during the same period.               [x]   [ ]

      e.    In respect of any securities other than
            Eligible Municipal Securities, the issuer
            of such securities has been in continuous
            operation for not less than three years
            (including the operations of predecessors).              [x]   [ ]

      f.    Has the affiliated underwriter confirmed
            that it will not receive any direct or indirect
            benefit as a result of BlackcRock's participation
            in the offering?                                         [x]   [ ]

Approved: Dan Chen                                                Date: 10/10/07
          --------                                                      --------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred Income Strategies Fund, Inc. (PSY), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF)

2.    Issuer: Kimco Realty Corporation

3.    Date of Purchase: 10/2/07

4.    Underwriter from whom purchased: UBS Securities LLC

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate:
      Merrill Lynch,  Pierce,  Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      950,000 shares out of 16,000,000 shares total offering

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): 1,000,000 shares out of 16,000,000 shares total offering

8.    Purchase price (net of fees and expenses): $25

9.    Date offering commenced: 10/2/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---
      a.   The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which
            is being offered to the public, OR are Eligible Municipal Securities, OR are securities sold in an Eligible Foreign
            Offering OR are securities sold in an Eligible Rule 144A
            Offering OR part of an issue of government
            securities.                                              [x]   [ ]

      b.    The securities were purchased prior to the
            end of the first day on which any sales
            were made, at a price that was not more
            than the price paid by each other
            purchaser of securities in that offering
            or in any concurrent offering of the
            securities (except, in the case of an
            Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted
            to existing security holders of the
            Issuer) OR, if a rights offering, the
            securities were purchased on or before the
            fourth day preceding the day on which the
            rights offering terminated.                              [x]   [ ]

      c.    The underwriting was a firm commitment
            underwriting.                                            [x]   [ ]

      d.    The commission, spread or profit was
            reasonable and fair in relation to that
            being received by others for underwriting
            similar securities during the same period.               [x]   [ ]

      e.    In respect of any securities other than
            Eligible Municipal Securities, the issuer
            of such securities has been in continuous
            operation for not less than three years
            (including the operations of predecessors).              [x]   [ ]

      f.    Has the affiliated underwriter confirmed
            that it will not receive any direct or indirect
            benefit as a result of BlackRock's participation
            in the offering?                                         [x]   [ ]

Approved:   Dan Chen                                             Date: 10/15/07
            --------                                                   --------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-
      PREF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW) BlackRock Preferred Income Strategies Fund, Inc. (PSY).

2.    Issuer: Bank of America Corporation

3.    Date of Purchase: 11/14/07

4.    Underwriter from whom purchased: Banc of America Securities LLC

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6. Aggregate principal amount of purchased (out of total offering): $10MM (400,000 shrs) / Total deal $900MM (36,000,000 shrs)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): $20MM (800,000 shrs) / Total deal $900MM (36,000,000 shrs)

8.    Purchase price (net of fees and expenses): $25.00

9.    Date offering commenced: November 14, 2007

10.   Offering price at end of first day on which any sales were made: $25

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   --
      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which
            is being offered to the public, OR are Eligible Municipal Securities, OR are securities sold in an Eligible Foreign
            Offering OR are securities sold in an Eligible Rule 144A
            Offering OR part of an issue of government
            securities.                                              [x]   [ ]

      b.    The securities were purchased prior to the
            end of the first day on which any sales
            were made, at a price that was not more
            than the price paid by each other
            purchaser of securities in that offering
            or in any concurrent offering of the
            securities (except, in the case of an
            Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted
            to existing security holders of the
            Issuer) OR, if a rights offering, the
            securities were purchased on or before the
            fourth day preceding the day on which the
            rights offering terminated.                              [x]   [ ]

      c.    The underwriting was a firm commitment
            underwriting.                                            [x]   [ ]

      d.    The commission, spread or profit was
            reasonable and fair in relation to that
            being received by others for underwriting
            similar securities during the same period.               [x]   [ ]

      e.    In respect of any securities other than
            Eligible Municipal Securities, the issuer
            of such securities has been in continuous
            operation for not less than three years
            (including the operations of predecessors).              [x]   [ ]

      f.    Has the affiliated underwriter confirmed
            that it will not receive any direct or indirect
            benefit as a result of BlackRock's participation
            in the offering?                                         [x]   [ ]

Approved:   Nathaniel Toothaker                                   Date: 12/04/07
            -------------------                                         --------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: EQ/Long Term Bond Portfolio (AXA-LTB), BlackRock Balanced Capital Portfolio (FI) (Ins - Series) (BCS_F), BlackRock Core Bond Trust (BHK), BlackRock Income Opportunity Trust (BNA-USD), BlackRock Preferred Opportunity Trust (BPP), BlackRock Total Return Portfolio II (BR-CORE), BlackRock GNMA Portfolio (BR-GNMA), BlackRock Government Income Portfolio (BR-GOVT), BlackRock Intermediate Bond Portfolio II (BR-INT), BlackRock Intermediate Government Bond Portfolio (BR-INTG), BlackRock International Bond Portfolio (BR-INTLB), BlackRock Long Duration Bond Portfolio (BR-LONG), BlackRock Managed Income Portfolio (BR-MINC), BlackRock World Income Fund, Inc. (BR-WI), BlackRock Asset Allocation Portfolio (Fixed Income) (BR_AA_FI), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Total Return V.I. Portfolio (Ins - Var Ser) (BVA-BF), BlackRock Total Return Portfolio (Ins - Series) (BVA-TR), BlackRock Balanced Capital VI Fund (FI) (BVI_F), Diversified Investment Advisors Core Bond Fund (DIA-CORE), BlackRock Enhanced Government Fund, Inc. (EGF), Hirtle Callaghan & Co. Fixed Income II Portfolio (HCIIX), Metropolitan Series BlackRock Bond Income Portfolio (MET-BI), Metropolitan Series BlackRock Diversified Portfolio (Core Bond) (METD_B), Master Total Return Portfolio (MF-BOND), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income

      Strategies Fund, Inc. (PSY), SEI Institutional International Trust International Fixed Income Fund (SIT-IB), UBS PACE Intermediate Fixed Income Investments (UBS-PACE)

2.    Issuer: Federal National Mortgage Association Preferred Series S

3.    Date of Purchase: 12/06/2007

4.    Underwriter from whom purchased: Lehman Brothers Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated UBS Securities LLC as well with respect to UBS-PACE

6. Aggregate principal amount of purchased (out of total offering): 7,444,650 shares out of 280,000,000 shares

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): ): 16,000,000 shares out of 280,000,000 shares.

8.    Purchase price (net of fees and expenses): $25

9.    Date offering commenced: 12/06/2007

10.   Offering price at end of first day on which any sales were made: $25

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---

      a. The securities are part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

      b. The securities were purchased prior to the end of the first day on which any sales were made, at a price that was not more than the price
            paid by each other purchaser of securities in that
            offering or in any concurrent offering of the
            securities (except, in the case of an Eligible Foreign
            Offering, for any rights to purchase required by laws
            to be granted to existing security holders of the
            Issuer) OR, if a rights offering, the securities
            were purchased on or before the fourth day preceding
            the day on which the rights offering terminated.         [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Walter Mello                                            Date: 01/09/08
          ------------                                                  --------

                            FORM 10f-3

                        THE BLACKROCK FUNDS

                  RECORD OF SECURITIES PURCHASED
              UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: EQ/Long Term Bond Portfolio (AXA-LTB), BlackRock Balanced Capital Portfolio (FI) (Ins - Series) (BCS_F), BlackRock Core Bond Trust (BHK), BlackRock Income Opportunity Trust (BNA-USD), BlackRock Preferred Opportunity Trust (BPP), BlackRock Total Return Portfolio II (BR-CORE), BlackRock Intermediate Bond Portfolio II (BR-INT), BlackRock International Bond Portfolio (BR-INTLB), BlackRock Long Duration Bond Portfolio (BR-LONG), BlackRock Managed Income Portfolio (BR-MINC), BlackRock World Income Fund, Inc.(BR-WI), BlackRock Asset Allocation Portfolio (Fixed Income) (BR_AA_FI), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Total Return V.I. Portfolio (Ins - Var Ser) (BVA-BF), BlackRock Total Return Portfolio (Ins - Series) (BVA-TR), Diversified Investment Advisors Core Bond Fund (DIA-CORE), Hirtle Callaghan & Co. Fixed Income II Portfolio (HCIIX), Metropolitan Series BlackRock Bond Income Portfolio (MET-BI), Metropolitan Series BlackRock Diversified Portfolio (Core Bond) (METD_B), Master Total Return Portfolio (MF-BOND), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY), SEI Institutional International Trust International Fixed Income Fund (SIT-IB), UBS PACE Intermediate Fixed Income Investments (UBS-PACE)

2.    Issuer: Wachovia Corporation

3.    Date of Purchase: 12/18/2007

4.    Underwriter from whom purchased: Wachovia Securities LLC

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated UBS Securities LLC as well with respect to UBS-PACE

6. Aggregate principal amount of purchased (out of total offering): 8,195,000 shares out of 80,000,000 shares

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): ): 16,400,000 shares out of 80,000,000 shares

8.    Purchase price (net of fees and expenses): $25

9.    Date offering commenced: 12/18/2007

10.   Offering price at end of first day on which any sales were made: $25

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the
            fourth day preceding the day on which the rights
            offering terminated.                                     [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Walter Mello                                            Date: 01/09/08
          ------------                                                  --------

                            FORM 10f-3

                        THE BLACKROCK FUNDS

                  RECORD OF SECURITIES PURCHASED
              UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: See attached

2.    Issuer: Windstream Regatta Holdings, Inc.

3.    Date of Purchase: 11/14/07

4.    Underwriter from whom purchased: JP Morgan Securities Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch & Co.

6.    Aggregate principal amount of purchased (out of total offering):
      $28,300,000 out of $210,500,000

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):): $45,000,000 out of $210,500,000

8.    Purchase price (net of fees and expenses): 100

9.    Date offering commenced: 11/14/07

10.   Offering price at end of first day on which any sales were made: 101

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or
            before the fourth day preceding the day on which the
            rights offering terminated.                              [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Derek Schoenhofen                                       Date: 12/28/07
          -----------------                                             --------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: See attached spreadsheet

2.    Issuer: MetLife

3.    Date of Purchase: 12/14/06

4.    Underwriter from whom purchased: JPM/GS

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch

6.    Aggregate principal amount of purchased (out of total offering):
      85MM out of 1,250,000,000 total offering

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): 85MM out of 1,250,000,000 total offering

8.    Purchase price (net of fees and expenses): 99.816

9.    Date offering commenced: 12/14/06

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

                                                                     YES   NO
                                                                     ---   ---

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                     [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same period.  [X]   [ ]

      e.    In respect of any, securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it
            will not receive any direct or indirect benefit as
            a result of BlackRock's participation in the offering?   [X]   [ ]

Approved: Marc Dichek                                               Date: 1/8/07
          -----------                                                     ------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP)

2.    Issuer: FHLMC

3.    Date of Purchase: 4/10/07

4.    Underwriter from whom purchased: Morgan Stanley

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch

6. Aggregate principal amount of purchased (out of total offering): 3.875mm (500mm) - 155,000 shares out of 20,000,000 shares total offering

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): 20mm (500mm) - 800,000 shares out of 20,000,000 shares total offering

8.    Purchase price (net of fees and expenses): $25

9.    Date offering commenced: 4/10/07

10.   Offering price at end of first day on which any sales were made: $25

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

                                                                     YES   NO
                                                                     ---   ---

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                     [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same period.  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of predecessors).  [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Dan Chen                                                 Date: 4/24/07
          --------                                                       -------

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred (BTZ-PREF), BlackRock Preferred & Corporate Income Strategies Fund (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Woori Bank

3.    Date of Purchase: 4/25/07

4.    Underwriter from whom purchased: CSFB

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch International

6.    Aggregate principal amount of purchased (out of total offering): 22mm (1B)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): 35mm (1B)

8.    Purchase price (net of fees and expenses): 100

9.    Date offering commenced: 4/25/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

            Issuer) OR, if a rights offering, the securities were
            purchased on or before the fourth day preceding the
            day on which the rights offering terminated.             [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same period.  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities has
            been in continuous operation for not less than three
            years (including the operations of predecessors).        [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Received from: Janine Bianchino                                     Date: 5/3/07
               ----------------                                           ------